Exhibit 99.2
1 ECOLAB Third Quarter 2023 Supplemental

Cautionary statement Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding macroeconomic conditions, delivered products costs, demand, and our financial and business performance and prospects, including sales, earnings, pricing, margins, special charges, new business, investments and productivity. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. In particular, the ultimate results of any restructuring initiative depend on a number of factors, including the development of final plans, the impact of local regulatory requirements regarding employee terminations, the time necessary to develop and implement the restructuring initiatives and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the impact of economic factors such as the worldwide economy, capital flows, interest rates, foreign currency risk, reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar, demand uncertainty, supply chain challenges and inflation; the vitality of the markets we serve; exposure to global economic, political and legal risks related to our international operations, including geopolitical instability, the impact of sanctions or other actions taken by the U.S. or other countries, and retaliatory measures taken by Russia in response, in connection with the conflict in Ukraine; difficulty in procuring raw materials or fluctuations in raw material costs; our ability to attract, retain and develop high caliber management talent to lead our business and successfully execute organizational change and changing labor market dynamics; information technology infrastructure failures or breaches in data security; the effects and duration of the COVID-19 pandemic or other public health outbreaks, epidemics or pandemics; our ability to acquire complementary businesses and to effectively integrate such businesses, including Purolite; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Strong 3Q performance and outlook 3 Continued strong sales growth Strong double-digit OI growth with expanding OI margin Reported EPS $1.41, +17%. Adjusted EPS $1.54, +18% Expect strong performance in 4Q and 2024 ▪ Reported sales +8%, organic sales +7% ▪ Volume trends accelerated sequentially as good new business gains offset easing macro end-market demand ▪ Reported OI +17%, organic OI +20% ▪ Reported OI margin 14.3%. Organic OI margin 15.5%, +160 bps driven by robust gross margin expansion ▪ Delivered accelerating growth in adjusted EPS, at the high-end of our expected range ▪ Strong performance reflected continued robust pricing, improved volume trends, and slightly lower delivered product costs ▪ Driving new business, innovation, customer value, and pricing to expand margins and deliver double-digit adjusted EPS growth ▪ 4Q outlook: expect adjusted diluted EPS in the $1.48 to $1.58 range, +17% to 24% versus last year ▪ 2024 outlook: Continue to expect mid-teens or better growth in adjusted diluted earnings per share, as discussed at Ecolab’s September 2023 investor day. This outlook assumes continued soft macroeconomic demand and slightly lower delivered product costs.

3Q overview ▪ Strong growth with reported sales +8% and organic sales +7% o Pricing +7%, reflected further value-based pricing on top of last year’s strong pricing o Volumes accelerated from -1% in 2Q to stable in 3Q; +1% excluding Europe ▪ Strong organic growth led by the Institutional & Specialty segment o Industrial +4% o Institutional & Specialty +11% o Healthcare & Life Sciences +11% o Other +8% ▪ Reported diluted EPS $1.41 ▪ Adjusted diluted EPS $1.54, +18% o Accelerating growth reflected continued robust pricing, improved volume trends and slightly lower delivered product costs Sales EPS 4

4Q and 2024 outlook 2024 4Q ▪ Ecolab continues to expect to deliver strong performance in 2024. The Company assumes continued soft macroeconomic demand and slightly lower delivered product costs. ▪ As discussed at Ecolab’s September 2023 investor day, the Company expects good sales growth, driven by new business gains and continued pricing actions, improved SG&A productivity, and attractive operating income margin expansion. This strong performance is expected to result in mid-teens or better growth in 2024 adjusted diluted earnings per share. ▪ Ecolab expects fourth quarter 2023 adjusted diluted EPS in the $1.48 to $1.58 range, rising 17% to 24% compared with adjusted diluted earnings per share of $1.27 a year ago. ▪ Within this forecast, the company expects to deliver continued pricing, volume growth, year-over-year gross margin expansion of 250 to 300 basis points and SG&A expense that remains consistent with 2023 second and third quarter levels as we continue to make targeted investments in our growth capabilities while driving further productivity improvements. ▪ The Company currently expects quantifiable special charges in the fourth quarter of 2023 to be approximately $0.09 per share, principally related to restructuring charges. Other than the special gains and charges noted above, other such amounts are not currently quantifiable. 5

3Q 2023 sales growth detail Amounts in the tables above may reflect rounding. Organic excludes sales to ChampionX post-separation. 6

Global Industrial Segment

Sales +5% — Water



- Good sales growth driven by robust pricing and new business wins, which overcame comparisons to last year's very strong growth.
  - Light Water: good sales growth led by continued strong performance across data centers and microelectronics.
  - Heavy Water: solid growth reflecting strong gains in primary metals and solid growth in power and chemicals.
  - Downstream: strong sales growth driven by innovative water treatment programs that help our customers improve the sustainability of their operations.
  - Mining: sales eased modestly as continued benefits from our strategic shift toward water management and productivity enhancing programs for high-value metals and fertilizers, were offset by comparisons to last year's very strong double-digit growth.
- The impact of increasing water demand, its growing quality and availability issues, and the resulting rising costs continue to be a critical issue for our customers, and one that Ecolab is uniquely positioned to help them solve. Our innovative chemistry solutions, digital technologies, and service expertise help our customers significantly reduce water consumption and meet their sustainability objectives.

Q4: Expect good sales growth as continued pricing and new business wins more than offset comparisons to last year's strong 14% growth.

Sales +7% — Food & Beverage



- Robust sales growth driven by continued pricing and improved new business, which overcame comparisons to last year's very strong growth.
- Growth was led by strong performance in dairy, beverage & brewing, and solid growth in food and protein.
- Regionally, sales grew double-digits in Europe and Latin America. North America and Asia Pacific showed solid growth.
- We continue to benefit from our enterprise selling approach to customers, where we combine our industry-leading cleaning and sanitizing and water treatment capabilities to deliver significant customer value though improved product quality, food safety, water efficiency, and lower operating costs.

Q4: Anticipate good sales growth as continued pricing and new business wins more than offset comparisons to last year's strong 17% growth.

ECOLAB®
All sales figures are organic unless otherwise noted
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8 Q4: Expect modestly lower sales as pricing and new business wins are more than offset by easing customer production rates and comparisons to last year’s strong 13% growth. ▪ As expected, lower sales reflected good pricing and new business wins that were more than offset by easing customer production rates and comparisons to last year’s very strong growth. ▪ Sales declined across all segments as end-market demand continued to ease in graphics, board & packaging and tissue & towel. ▪ Regionally, sales grew in Latin America but modestly declined across the other regions. Sales -7% Paper Global Industrial Segment All sales figures are organic unless otherwise noted

9 Q4: Expect strong sales driven by both pricing and new business wins. ▪ Strong sales growth driven by robust pricing and new business gains, which together continue to benefit from our innovative products and services that help customers reduce costs and optimize their labor. o North America: double-digit sales growth driven by strong pricing and further new business wins. o Europe: robust growth driven by strong pricing and new business wins. o Latin America: strong growth benefiting from robust pricing. o Asia Pacific: double-digit growth, led by strong performance in China. ▪ Institutional continues to drive very strong performance. We remain focused on capitalizing on our attractive growth opportunities, maximizing service effectiveness, and leveraging investments in digital technology to further improve productivity. We expect these enhancements, along with our innovative chemistry and digital programs, which save customers time and money, will support further strong new business gains. Q4: Anticipate strong sales growth led by new business wins and continued pricing. ▪ Strong sales growth driven by continued pricing and robust new business gains. o Quick Service: Very strong sales growth, reflecting strong new business momentum and robust pricing. We continue to leverage our ongoing product and program innovation that delivers leading food safety outcomes, labor optimization, and lower total operating costs. o Food Retail: improved sales growth, driven by strong pricing and new business wins. As a trusted global partner for food retailers, we continue to expand our competitive differentiation by helping customers improve their customer experience, protect their brands, and optimize their operations. Global Institutional and Specialty Segment Sales +10% Institutional Sales +12% Specialty All sales figures are organic unless otherwise noted

10 Q4: Expect modest sales growth reflecting continued good pricing and new business gains. ▪ Underlying sales growth improved, driven by robust pricing and good new business gains across both North America and Europe. Sales benefited from larger than normal surgical sales, which had a one-time favorable impact of 6 percentage points on healthcare’s third quarter sales growth. ▪ The transformation of our healthcare business continues to progress well. As previously announced, we have now created two separate businesses from our North American healthcare business: infection prevention and surgical. This separation is designed to drive focus and growth by expanding our customer reach while also further improving our productivity. ▪ Our new business efforts are focused on attractive long-term growth opportunities in infection prevention and instrument reprocessing areas, while also leveraging the recovery in surgical. Our leading product lines, ongoing innovation, and digital technologies make us uniquely positioned to help improve patient outcomes while also increasing operational efficiencies for our customers. ▪ Growth improved as good new business and pricing more than offset soft near-term industry demand. ▪ The long-term growth opportunities for the Life Sciences industry are very attractive. We continue to invest and innovate to further expand our global capabilities and technical expertise across environmental hygiene and purification technologies to capitalize on this long-term growth opportunity. Q4: Expect modestly lower sales as new business wins and pricing are more than offset by comparisons to last year’s very strong 18% growth and continued soft near-term industry demand. Global Healthcare & Life Sciences Segment Sales +15% Healthcare Sales +7% Life Sciences All sales figures are organic unless otherwise noted

11 ▪ Strong sales growth led by double-digit gains in restaurants, food & beverage, food retail, and healthcare. o Growth benefited from strong pricing and continued robust new business wins, driven by our high service levels, innovation, and circle the customer enterprise selling strategy. ▪ Regionally, North America and Europe delivered double-digit growth, Latin America showed strong growth, and Asia Pacific delivered solid growth. Q4: Expect strong growth, benefiting from strong share gains and pricing as we leverage our ongoing innovation and enhanced digital offerings to further extend our competitive advantages. Other Segments Sales +10% Pest Elimination All sales figures are organic unless otherwise noted

Segment operating income performance ▪ Organic operating income increased 8% as continued pricing overcame investments in the business including incentive compensation and softer volume. Industrial’s operating income is expected to return to double-digit growth in the fourth quarter. ▪ Organic operating income margin expanded 60 bps versus last year. ▪ Organic operating income increased 28% as strong pricing overcame investments in the business including incentive compensation. ▪ Organic operating income margin expanded 260 bps versus last year. ▪ Organic operating income increased 38% as further pricing, volume growth, and cost savings more than offset targeted investments in the business including incentive compensation. ▪ Organic operating income margin expanded 210 bps versus last year ▪ Organic operating income increased 15% as continued pricing overcame investments in the business including incentive compensation. ▪ Organic operating income margin expanded 120 bps versus last year. ($ millions – fixed currency, unaudited) 12

Consolidated margin performance ▪ Gross margin expanded significantly, reflecting strong pricing and slightly lower delivered product costs. ▪ Sales leverage and cost savings were offset by investments in the business including incentive compensation. As expected, SG&A expense was relatively stable with the second quarter of 2023. ▪ Operating margin expanded as robust pricing and slightly lower delivered product costs more than offset investments in the business including incentive compensation. Gross Margin SG&A Operating Margin 13

3Q 2023 balance sheet / cash flow * EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations. 14

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Non-GAAP financial information 20 Non-GAAP Financial Information: This communication and certain of the accompanying tables include financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures include: • fixed currency sales • organic sales, formerly known as acquisition adjusted fixed currency sales • adjusted cost of sales • adjusted gross profit • adjusted gross margin • fixed currency operating income • adjusted operating income • adjusted fixed currency operating income • adjusted fixed currency operating income margin • organic operating income, formerly known as acquisition adjusted fixed currency operating income • organic operating income margin, formerly known as acquisition adjusted fixed currency operating income margin • adjusted tax rate • adjusted net income attributable to Ecolab • adjusted diluted earnings per share • EBITDA • Adjusted EBITDA We provide these measures as additional information regarding our operating results. We use these non-GAAP measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of these measures provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results.

Non-GAAP financial information (cont.) 21 Non-GAAP Financial Information (Continued): Our non-GAAP financial measures for adjusted cost of sales, adjusted gross margin, adjusted gross profit and adjusted operating income exclude the impact of special (gains) and charges and our non-GAAP financial measures for adjusted tax rate, adjusted net income attributable to Ecolab and adjusted diluted earnings per share further exclude the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs and/or income associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges. EBITDA is defined as the sum of net income including non-controlling interest, provision for income taxes, net interest expense, depreciation and amortization, and adjusted EBITDA further adds special (gains) and charges impacting EBITDA. EBITDA and adjusted EBITDA are used in our net debt to EBITDA and net debt to adjusted EBITDA ratios, which we view as important indicators of the operational and financial health of our organization. We evaluate the performance of our international operations based on fixed currency rates of foreign exchange, which eliminate the translation impact of exchange rate fluctuations on our international results. Fixed currency amounts included in this release are based on translation into U.S. dollars at the fixed foreign currency exchange rates established by management at the beginning of 2023. We also provide our segment results based on public currency rates for informational purposes. Our reportable segments do not include the impact of intangible asset amortization from the Nalco and Purolite transactions or the impact of special (gains) and charges as these are not allocated to the Company’s reportable segments. Our non-GAAP financial measures for organic sales, organic operating income and organic operating income margin are at fixed currency and exclude the impact of special (gains) and charges, the results of our acquired businesses from the first twelve months post acquisition and the results of divested businesses from the twelve months prior to divestiture. In addition, as part of the separation, we also entered into a Master Cross Supply and Product Transfer agreement with ChampionX to provide, receive or transfer certain products for a period up to 36 months and for a small set of products with limited suppliers over the next few years. Sales of product to ChampionX under this agreement are recorded in product and equipment sales in the Corporate segment along with the related cost of sales. These transactions are removed from the consolidated results as part of the calculation of the impact of acquisitions and divestitures. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Investors should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the GAAP measures included in this news release. Reconciliations of our non-GAAP measures are included in the following “Non-GAAP Financial Measures” tables of this communication. We do not provide reconciliations for non-GAAP estimates on a forward-looking basis (including those contained in this news release) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of various items that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact reported earnings per share and the reported tax rate, the most directly comparable forward-looking GAAP financial measures to adjusted earnings per share and the adjusted tax rate. For the same reasons, we are unable to address the probable significance of the unavailable information.